                                                                    EXHIBIT 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement (hereinafter the "Agreement") is entered into effective as of this 20TH day of May, 1998, by and among Instra Corp., a Delaware (hereinafter "Instra"); Keiretsu Corporation, a Nevada corporation (hereinafter "Keiretsu"), and the stockholders of Keiretsu (hereinafter the "Keiretsu Stockholders"), the present owners of all the outstanding shares of common stock of Keiretsu.

                                    RECITALS:

         WHEREAS, the Keiretsu Stockholders own all of the issued and outstanding shares of common stock of Keiretsu which comprises 6,000,000 shares ( the "Keiretsu Shares"). Instra desires to acquire all of the outstanding Keiretsu Shares solely in exchange for restricted common stock of Instra, making Keiretsu a wholly-owned subsidiary of Instra; and

         WHEREAS, the Keiretsu Stockholders (as set forth on the attached Exhibit "A") desire to acquire common stock of Instra in exchange for the Keiretsu Shares, as more fully set forth herein.

         NOW, THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. SHARE EXCHANGE. The Keiretsu Stockholders are the present owners of all of the issued and outstanding Keiretsu Shares. It is hereby agreed that all of the Keiretsu Shares shall be acquired by Instra in exchange solely for shares of Instra restricted common stock (the "Instra Shares"). All references in this Agreement to the Instra Shares to be issued to the Keiretsu Stockholders shall give effect to the one 1 for 5 post reverse split of Instra common stock..

         2. DELIVERY OF SHARES. Instra and the Keiretsu Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, all outstanding Keiretsu Shares shall be delivered to Instra in exchange for Instra Shares.

                  (a) The Instra Shares will, on the Closing Date or at the Closing, be delivered to the Keiretsu Stockholders in exchange for their Keiretsu Shares on the basis of one (1) post reverse split Instra Share for each one(1) Keiretsu Share.

                  (b) At Closing, Instra shall, subject to the conditions set forth herein, issue 6,000,000 post reverse split Instra Shares based upon a reverse split approved by the Board of Directors of Instra immediately preceding the share exchange described herein on a 1 for 5 share basis to the Keiretsu Stockholders in accordance with Exhibit "A". Such Instra Shares shall bear the following or similar restrictive legend :

                  The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered, sold, assigned, pledged, hypothecated or otherwise transferred unless (1) they are registered under the Act or (2) the holder has delivered to the issuer an opinion of counsel, which opinion shall be satisfactory to the issuer, to the effect that there is an available exemption from registration under the Act and any applicable state securities laws or that registration is otherwise not required.

                  (c) Unless otherwise agreed by Instra and the Keiretsu Stockholders, this transaction shall close only in the event Instra is able to acquire all of the outstanding Keiretsu Shares.

         3. OUTSTANDING SECURITIES. As of the Closing Date each of the following shall occur:

                  (a) Each one(1) Keiretsu Share issued and outstanding immediately prior to the Closing Date shall be exchanged for one (1) Instra Share. Thereafter, all such Keiretsu Shares shall be deemed to be owned by Instra. The holder of such certificates previously evidencing the Keiretsu Shares outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such Keiretsu Shares except as otherwise provided herein or by law.

                  (b) One shareholder of Instra will return 14,719,988 shares of Instra common stock to Instra's treasury for cancellation.

                  (c) The 25,219,988 pre-split (2,100,000 post-cancellation and post-split) shares of Instra common stock previously issued and outstanding prior to the Closing will remain outstanding.

         4. POST-ACQUISITION EVENTS. Upon Closing, the following shall be accomplished:

                  (a) The resignation of the existing Instra officers and directors and the appointment of new officers and directors as described in
Section 11.(f) hereof.

                  (b) Instra shall immediately file an amendment to its Articles of Incorporation changing its name to WorldWide Web NetworX Corporation.

         5. OTHER MATTERS.

                  (a) Prior to Closing, there shall be no stock dividend, stock split (except the 1 for 5 reverse stock split described herein), recapitalization, or exchange of shares with respect to or rights issued in respect of, Instra's capital stock after the date hereof and there shall be no dividends paid on Instra's capital stock.

                  (b) Instra shall have received all requisite majority stockholder approval of the matters set forth herein.

         6. SURRENDER AND ISSUANCE OF SECURITIES. On or as soon as practicable after the Closing Date:

                  (a) The Keiretsu Stockholders shall surrender for cancellation certificates representing their Keiretsu Shares, against delivery of certificates representing the Instra Shares for which their Keiretsu Shares are to be exchanged at Closing.

         7. REPRESENTATIONS OF THE KEIRETSU STOCKHOLDERS. The Keiretsu Stockholders hereby represent and warrant effective this date and the Closing Date as follows:

                  (a) Except as may be set forth in Exhibit "A" attached hereto and made a part hereof, the Keiretsu Shares are free from claims, liens, or other encumbrances, and the Keiretsu Stockholders have good title and the unqualified right to transfer and dispose of such Keiretsu Shares.

                  (b) The Keiretsu Stockholders, are the sole registered holders of the issued and outstanding Keiretsu Shares as set forth in Exhibit "A";

                  (c) The Keiretsu Stockholders have no present intent to sell or dispose of the Instra Shares and are under no binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the Instra Shares.

         8. REPRESENTATIONS REGARDING KEIRETSU. Keiretsu hereby represents and warrants to the best of its knowledge and belief as follows, which warranties and representations shall also be true as of the Closing Date:

                  (a) Except as noted on Exhibit "A", the Keiretsu Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially own all of the issued and outstanding Keiretsu Shares. Keiretsu has advised Instra that Keiretsu conducted an offering of its securities in late 1997 pursuant to Rule 504 of Regulation D of the Securities Act of 1933, as amended, and received subscriptions and payment for stock pursuant thereto, but did not accept said subscriptions and is returning all funds to subscribers.

                  (b) Keiretsu has no outstanding or authorized capital shares, warrants, options or convertible securities other than as described in Exhibit "A", attached hereto.

                  (c) Since September 30, 1997 there have not been any material adverse changes in the financial position of Keiretsu except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of Keiretsu.

                  (d) Keiretsu is not a party to any material litigation or any governmental investigation or proceeding.

                  (e) Keiretsu is in good standing in its jurisdiction of incorporation.

                  (f) Keiretsu has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and/or has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

                  (g) Keiretsu has not breached, and there is no pending or threatened claim that Keiretsu has breached any of the terms or conditions of any agreements, contracts or commitments to which it is a party or its properties is bound. Keiretsu has previously given Instra copies or access thereto of all material contracts, commitments and/or agreements to which Keiretsu is a party including all relationships or dealings with related parties or affiliates. The execution and performance hereof will not violate any provision of applicable law or any agreement to which Keiretsu is a party or by which it or its properties is bound.

                  (h) Keiretsu has no subsidiary corporations.

                  (i) Keiretsu has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of Instra prior to the Closing Date, during reasonable business hours and on reasonable notice.

                  (j) The performance of this Agreement does not materially violate or breach any material agreement or contract to which Keiretsu is a party.

                  (k) All information regarding Keiretsu which has been provided to Instra is true and accurate in all material respects.

         9. REPRESENTATION REGARDING INSTRA. Instra, to the best of its knowledge and belief, hereby represents and warrants as follows, each of which representations and warranties shall continue to be true as of the Closing Date:

                  (a) As of the Closing Date, the Instra Shares, to be issued and delivered to all of the holders of Keiretsu Shares hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued Instra Shares, fully-paid and nonassessable.

                  (b) Instra has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of Instra. The execution and performance of this Agreement will not constitute a breach of any material agreement, indenture, mortgage, license or other instrument or document to which Instra is a party and will not violate any judgment, decree, order, writ, or applicable rule, statute, or regulation. The execution and performance of this Agreement will not violate or conflict with any provision of the certificate of incorporation or by-laws of Instra.

                  (d) Instra has delivered to Keiretsu a true and complete copy of its (i) audited financial statements for the fiscal year ended December 31, 1997 and its unaudited financial statements for the quarterly period ended March 31, 1998; (ii) Articles of Incorporation, as amended;

(iii) Bylaws; (iv) state and federal tax returns for no less than the last three years; (v) shareholder list dated May 4, 1998 prepared by its transfer agent;
(vi) copies of all Board and shareholder minutes and consents; and (vii) the Disclosure Statement dated September 3, 1996 filed in accordance with Rule 15c2-11. As of their respective dates, to the best knowledge and belief of Instra, such documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they are made, not misleading. The audited financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Instra as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Instra has no subsidiaries as of the date hereof.

                  (e) Since March 31, 1998, there have not been any material adverse changes in the financial condition of Instra.

                  (f) Instra is not a party to or the subject of any pending litigation, claims, or governmental investigation or proceeding not reflected in the Instra Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of Instra, threatened or contemplated against or affecting Instra or its properties.

                  (g) Instra is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and presently has and at Closing shall have the corporate power to own its property and to carry on its business as then being conducted and shall be duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.

                  (h) Instra has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid or made adequate provision in the Instra Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Instra is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

                  (i) Instra's authorized capital stock shall, at Closing, consist of:(i)100,000,000 shares of common stock, $.001 par value, of which not more than 2,100,000 post-split shares will be issued and outstanding. All outstanding shares of capital stock of Instra are validly issued, fully paid and nonassessable. There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of Instra.

                  (j) Instra has (and at the Closing will have) disclosed in writing all events, conditions and facts materially affecting its business, financial condition or results of operations.

                  (k) The corporate financial records, minute books, and other documents and records of Instra have been made available to the Keiretsu Stockholders prior to the Closing.

                  (l) Instra has not breached, and there is no pending or threatened claim that Instra has breached any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its properties is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Instra is subject. Instra hereby represents that it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to the Keiretsu Stockholders all relationships or dealings with related parties or affiliates.

                  (m) The Instra common stock is currently quoted under the trading symbol "INSC" on the OTC Bulletin Board and there are no stop orders in effect with respect thereto.

                  (n) All information regarding Instra which is set forth herein or has otherwise been provided by Instra to Keiretsu and the Keiretsu Stockholders is true and accurate in all material respects.

                  10. CLOSING. The Closing of the transactions contemplated herein shall take place on such date (the "Closing" or "Closing Date") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to be on or about May 18, 1998, but not later than May 22, 1998, unless extended by mutual consent of all parties hereto.

         11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE KEIRETSU STOCKHOLDERS. All obligations of the Keiretsu Stockholders under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

                  (a) The representations and warranties regarding Instra contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

                  (b) Instra shall have performed and complied, in all material respects, with all covenants, agreements, and conditions set forth herein, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

                  (c) On or before the Closing, the board of directors of Instra shall have approved in accordance with applicable corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

                  (d) On or before the Closing Date, Instra shall have delivered certified copies of resolutions of the board of directors and shareholders of Instra approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Instra to comply with the terms of this Agreement including the election of Keiretsu's nominees to the board of directors of Instra and all matters outlined herein.

                  (e) A majority of Instra's stockholders shall have duly approved all applicable matters described in this Agreement in accordance with applicable law.

                  (f) At Closing, the existing officers and directors of Instra shall have resigned in writing from all positions as directors and officers of Instra upon the election and appointment of the Keiretsu nominees.

                  (g) At the Closing, all instruments and documents delivered to the Keiretsu Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Keiretsu.

                  (h) At the Closing, upon consummation of the transactions, Instra shall have the authorized capital as described in Section 9.(i) hereof.

                  (i) The Instra Shares to be issued to the Keiretsu Stockholders at Closing will be validly issued, nonassessable and fully-paid under applicable corporation law and will be issued in compliance with all federal, state and applicable securities laws.

                  (j) At the Closing, Instra shall have delivered to the Keiretsu Stockholders an opinion of its counsel dated as of the Closing to the effect that:

                           (i) Instra is a corporation duly organized, validly
existing and in good standing under the laws of the jurisdiction of incorporation;

                           (ii) Instra has authorized the execution, delivery
and performance of this Agreement by all necessary corporate action, and subject to certain limitations, the Agreement is a valid and binding obligation of Instra enforceable in accordance with its terms.

                           (iii) The Instra Shares to be issued pursuant to
Section 2 hereof, when issued, will be duly and validly issued, fully-paid and nonassessable; and

                           (iv) Instra has the corporate power to execute,
deliver and perform under this Agreement.

         12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF INSTRA. All obligations of Instra under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                  (a) The representations and warranties regarding the Keiretsu Stockholders and Keiretsu contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

                  (b) The Keiretsu Stockholders shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing;

                  (c) The Keiretsu Stockholders shall deliver a letter commonly known as an "Investment Letter," in substantially the form attached hereto and made a part hereof as Exhibit "B", acknowledging that the Instra Shares are being acquired for investment purposes.

         13. INDEMNIFICATION. For a period of two years from the Closing Instra agrees to indemnify and hold harmless the Keiretsu Stockholders and Keiretsu, and the Keiretsu Stockholders and Keiretsu agree to indemnify and hold harmless Instra at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident of any of the forgoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's material breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

         14. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for two years from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         15. DOCUMENTS AT CLOSING. At the Closing, the following documents shall be delivered:

                  (a) The Keiretsu Stockholders will deliver, or will cause to be delivered, to Instra the following:

                           (i) a certificate executed by Keiretsu to the effect
that to the best of its knowledge and belief all representations and warranties made regarding Keiretsu under this Agreement are true and correct as of the Closing, the same as though originally given to Instra on said date;

                           (ii) certificate from the jurisdiction of
incorporation of Keiretsu dated at or about the Closing to the effect that Keiretsu is in good standing under the laws of said jurisdiction;

                           (iii) Investment Letter in the form attached hereto
as Exhibit "B" executed by the Keiretsu Stockholders;

                           (iv) corporate resolutions of Keiretsu authorizing
the transactions described in this Agreement;

                           (v) such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                           (vi) all other items, the delivery of which is a
condition precedent to the obligations of Instra, as set forth herein; and

                  (b) Instra will deliver or cause to be delivered to the Keiretsu Stockholders:

                           (i) stock certificates representing those securities
of Instra to be issued as a part of the exchange as described in Sections 2 and 6 hereof;

                           (ii) a certificate of the President and Secretary of
Instra, to the effect that all representations and warranties of Instra made under this Agreement are true and correct as of the Closing, the same as though originally given to the Keiretsu Stockholders on said date;

                           (iii) certified copies of resolutions adopted by
Instra's board of directors and Instra's stockholders authorizing the transactions described herein and all related matters;

                           (iv) certificates from the jurisdiction of
incorporation of Instra dated at or about the Closing Date that said corporation is in good standing under the laws of said jurisdiction;

                           (v) opinion of Instra's counsel as described in
Section 11.(j) above;

                           (vi) such other instruments and documents as are
required to be delivered pursuant to the provisions of this Agreement;

                           (vii)  resignation of all of the officers and
directors of Instra; and

                           (viii) all other items, the delivery of which is a
condition precedent to the obligations of the Keiretsu Stockholders, as set forth in Section 11 hereof.

         16. FINDER'S FEES. Instra represents and warrants to the Keiretsu Stockholders and Keiretsu, and the Keiretsu Stockholders and Keiretsu represent and warrant to Instra, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, Instra on the one hand, and the Keiretsu Stockholders and Keiretsu, jointly and severally, on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

         17.      MISCELLANEOUS.

                  (a) FURTHER ASSURANCES. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                  (b) WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

                  (c) TERMINATION. All obligations hereunder may be terminated at the discretion of either Instra's or Keiretsu's board of directors if (i) the closing conditions specified in Sections 11 and 12 are not met by May 22, 1998, unless extended, or (ii) any of the representations and warranties made herein have been materially breached.

                  (d) AMENDMENT. This Agreement may be amended only in writing as agreed to by all the parties hereto.

                  (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, as follows:

         IF TO INSTRA:                     1084 North Hughes
                                           Centerville, UT  84014

         WITH A COPY TO:                   Ronald N.Vance, Esq.
                                           57 West, 200 South
                                           Suite 310
                                           Salt Lake City, UT  84101

         IF TO KEIRETSU AND THE
         KEIRETSU STOCKHOLDERS:            33 Country Walk Drive
                                           Cherry Hill, NJ  08003

         WITH A COPY TO:                   Michelle Kramish Kain, Esq.
                                           750 Southeast Third Avenue, Suite 100
                                           Fort Lauderdale, FL   33316

                  (f) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (h) BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

                  (i) ENTIRE AGREEMENT. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood with respect to the subject matter hereof. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

                  (j) TIME. Time is of the essence.

                  (k) SEVERABILITY. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

                  (l) RESPONSIBILITY AND COSTS. All fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses unless such party has agreed otherwise with any such person.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

STOCKHOLDERS OF KEIRETSU                  INSTRA CORP.
CORPORATION

//S// ROBERT D. KOHN                      //S// RICHARD G. SOUTHWICK
------------------------------------      -------------------------------
Robert D. Kohn                            Richard G. Southwick, President

//S// KEITH KOHN                          KEIRETSU CORPORATION
------------------------------------
Keith Kohn                                By: //S// ROBERT D. KOHN
                                              ---------------------------
//S// JEFFREY KOHN                            Robert D. Kohn, CEO
------------------------------------
Jeffrey Kohn

//S// BJORN KORITZ
------------------------------------
Bjorn Koritz

//S// FERN KOHN                           //S// LUKE MORGAN
------------------------------------      --------------------------------
Fern Kohn ITF Jessica Kohn ###-##-####    Luke Morgan

//S// ROBERT JAFFE                        //S// AMRAMOL FAMILY TRUST
------------------------------------      --------------------------------
Robert Jaffe                              Amramol Family Trust ###-##-####

//S// LUKE MORGAN
------------------------------------
Luke Morgan

                                          //S// BARBARA HYRA
                                          ----------------------------------
                                          Barbara Hyra

//S// ANTOINETTE THOMAS
------------------------------------
Antoinette Thomas

                                   EXHIBIT "A"

Keiretsu  Stockholders:

                                        NUMBER OF KEIRETSU            NUMBER OF POST-SPLIT
         NAME                           SHARES                        VICUNA SHARES
         ----                           ------------------            --------------------
         Robert D. Kohn                     4,340,000                   4,340,0000

         Keith Kohn                           500,000                      500,000

         Fern Kohn ITF
         Jessica Kohn                         500,000                      500,000

         Jeffrey Kohn                         500,000                      500,000

         Bjorn Koritz                         100,000                      100,000

         Robert Jaffe                          17,500                       17,500

         Amramol Family
         Trust                                 20,500                       20,500

         Luke Morgan                           20,000                       20,000

         Barbara Hyra                           1,000                        1,000

         Antoinette Thomas                      1,000                        1,000



    There are no claims, liens or other encumbrances on the Keiretsu Shares.

                                   EXHIBIT "B"

                                INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF INSTRA CORP.

         The undersigned hereby represents to Instra Corp. (the "Corporation"), that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees and acknowledges that he will not sell the Securities outside of the United States in any manner which will allow the Securities to become nonrestricted except upon registration in the United States.

         The undersigned further acknowledges that he or she has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being acquired. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he or she has requested for the purpose of verifying the information set forth in said documents.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

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


         The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is be established to the satisfaction of the Corporation.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                                               Very truly yours,

                                               _________________________

                                               Date: _____________, 1998

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